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                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D. C. 20549

                                 FORM 8-K/A
                             (AMENDMENT NO. 1 )

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

                       DATE OF REPORT: March 19, 1997

                               NCR CORPORATION
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          MARYLAND                   001-00395               31-0387920
(STATE OR OTHER JURISDICTION OF     (COMMISSION            I.R.S. EMPLOYER
        INCORPORATION)              FILE NUMBER )         IDENTIFICATION NO.)

                  1700 S. PATTERSON BLVD., DAYTON, OH 45479
                               (937) 445-5000
        (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING
           AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)


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Item 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        Effective February 21, 1997, upon the recommendation of the Audit and Finance Committee of the Board of Directors of NCR Corporation ("NCR"), the Board appointed Price Waterhouse L.L.P. as independent accountants for 1997. As of March 19, 1997, the date of filing of NCR's report on Form 1O-K for the year ended December 31, 1996, Coopers & Lybrand L.L.P. no longer serves as independent accountants of NCR.

        The reports by Coopers & Lybrand L.L.P. on the consolidated financial statements of NCR for each of the two fiscal years in the period ended December 31, 1996 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

        During NCR's two most recent fiscal years and through March 19, 1997, there have been no disagreements with the former independent accountants, Coopers & Lybrand L.L.P., on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

        NCR has requested that Coopers & Lybrand L.L.P. furnish it with a letter addressed to the Securities and Exchange Commission ("SEC") stating that it agrees with the above statements. A copy of Coopers & Lybrand's letter to the SEC, dated March 19, is filed as Exhibit 16 to the Form 8-K.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
        EXHIBITS

  ( c ) Exhibits.

  16. Letter re: Change in Certifying Accountants


                                            NCR Corporation

Date: March 25, 1997                        By: /s/ John L. Giering
                                                ------------------------
                                                John L. Giering, Senior
                                                Vice President and Chief
                                                Financial Officer

NCR CORPORATION
INVESTOR RELATIONS DEPARTMENT
Tel: 937-445-5905
Fax: 937-445-5541

HTTP://WWW.NCR.COM